SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): October 15, 1996

                      Onyx Acceptance Grantor Trust 1996-3
      --------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
                   -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number

333-10461                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500
Irvine, Ca. 92718
714 753-1191





Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-3, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the October 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-3 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-3 for the month of October 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: October  23, 1996

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: October 23, 1996



                                   Exhibit 19


Onyx Acceptance Grantor Trust 1996-3                                              Distribution Date Statement
6.45% Auto Loan Pass-Through Certificates                                                                  23-Oct-96

Collection Period Beginning on:                         09/01/96
Collection Period Ending on:                            09/30/96
Distribution Date:                                      10/15/96

        1 Original Pool Balance                                                                  $120,000,786.00
        2 Collection Period Beginning Pool Balance                                               $120,000,786.00
        3 Collection Period Beginning Pool Balance Factor                                                   1.000000

          Computation of Collection Account Amounts Available for Distribution
        4 Total Collections from Obligors               01-Sep-to             30-Sep-96            $5,384,453.33
        5 Full Prepayments through first 5 business days of current month (Precompute Only)           324,677.00
        6 Full Prepayments included in Prior Collection Period                                              0.00
        7 Partial Prepayments deposited to PayAhead Acct                                              428,424.82
        8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                               0.00
        9 Yield Supplement Amount to be Deposited to Collection Account                                     0.00
       10 Net Liquidation Proceeds on Defaulted Contract01-Sep-to             30-Sep-96                 8,099.05
       11 Net Liquidation Proceeds first 5 business days of current month                                   0.00
       12 Net Liquidation Proceeds included in Prior Collection Period                                      0.00
       13 Net Insurance Proceeds                                                                            0.00
       14 Net Insurance Proceeds first 5 business days of current month                                     0.00
       15 Net Insurance Proceeds included in Prior Collection Period                                        0.00
       16 Aggregate Amount of Repurchased Contracts                                                         0.00
       17 Reinvestment Earnings on Funds in Collection A01-Sep-to             30-Sep-96                     0.00

       18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)              $5,288,804.56

          Computation of Certificate Ending Pool Balance
       19 Collection Period Beginning Pool Balance                                               $120,000,786.00
       20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only              1,292,817.70
       20aPrincipal Collected: Payments only - Simple Interest contracts                              355,191.94
       20bPrincipal Collected: Full Prepayments - Simple Interest contracts                           768,994.80
       21 Full Prepayments: Precompute only             08-Sep-to             30-Sep-96             1,662,142.00
       22 Full Prepayments through first 5 business days of current month: Precompute only            324,677.00
       23 Defaulted Contracts  (Liquidated Proceeds rece08-Sep-to             30-Sep-96                11,270.85
       23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month     0.00
       24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                         0.00
       24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of 0.00ent mo.
       25 Repurchased Contracts                                                                             0.00

       26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                 $115,585,691.71
          Certificate Ending Balance Pool Factor                                                            0.963208

       27 Principal Distribution Amount  (19-26)                                                   $4,415,094.29

          Distributions From Collection Account
       28 Principal Distribution Amount                                                            $4,415,094.29
       29 Interest Distribution Amount  (6.4Priced2Flat: First Period deduct 2 days interest          602,003.94
       30 Servicing Fee Payable to Servicer (1.0% / 12)                                               100,000.66
       31 Surety Fee Payable to Surety (0.015% / 360 * Days in Collection Period)                      15,000.10
       31aReinsurance Fee Payable to Surety (2.00%/360 * Days in period * lesser of $2,400,015.72 or 41-4,000.03
       32 Reinvestment Earnings Payable to Finco                                                            0.00

       33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                       $5,136,099.02

       34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                      $152,705.54

          Spread Account Reconciliation
       35 Initial Deposit                                                                                $100.00
       36 Deposits to Spread Account Prior Collection Periods                                              $0.00
       37 Deposit to Spread Account this Collection Period    (34)                                   $152,705.54
       38 Reinvestment Earnings on Funds in Spread Acct 01-Sep-to             30-Sep-96                    $0.25
       39 Draws from Spread Account Prior Periods                                                          $0.00

       40 Spread Account Balance     (35+36+37+38-39)                                                $152,805.79

       41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                      $6,935,141.50
       42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)          $0.00
       43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                    $152,805.79

          Delinquency Statistics
       44 Number of Accts Delinquent 30 - 59 Days                                                          51
       45 Number of Accts Delinquent 60 - 89 Days                                                           6
       45aNumber of Accts Deliquent 90 Days and Over                                                        2
       46 Total Number of Delinquent Accounts 30 Days and Over                                             59

       47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                           $608,962
       48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                          $95,695
       48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                      $18,729
       49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                    $723,387

       50 Policy Claim Amount                                                                              $0.00

          Repossession Statistics
       51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                             0
       52 Number of Accounts Repossessed During Collection Period                                          15
       53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                             2
       54 Number of Accounts in Repo Inventory @ End of Collection Period                                  13

       55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period $0.00
       56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                      187,171.20
       57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month           17,279.19
       58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period $169,892.01


          Yield Supplement Account  Balance
       59 Initial Deposit                                                                                  $0.00
       60 Draws from Yield Supplement to Collection Account                                                $0.00

       61 Yield Supplement Account  Balance                                                                $0.00

          Accounts Outstanding
       62 Original Accounts Outstanding                                                                10,165
       63 Remaining Number of Accounts Outstanding @  End of Collection Period                          9,950

          Net Yield
       64 Interest Collected on Contracts                                                             876,882.07
       65 Interest Collected on Contracts - Prior Collection Period                                         0.00
       66 Interest Collected on Contracts - Two Collection Periods Ago                                      0.00
       67 Liquidated Contract Balances (less Liquidation proceeds)                                      3,171.80
       68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                0.00
       69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago             0.00
       70 Interest Paid to Certificate Holders                                                        602,003.94
       71 Interest Paid to Certificate Holders - Prior Collection Period                                    0.00
       72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                 0.00
       73 Servicing Fees Paid to Servicer                                                            $100,000.66
       74 Servicing Fees Paid to Servicer -  Prior Collection Period                                       $0.00
       75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                     $0.00
       76 Certificate Ending Pool Balance                                                        $115,585,691.71
       77 Certificate Ending Pool Balance - Prior Collection Period                                        $0.00
       78 Certificate Ending Pool Balance - Two Collection Periods Ago                                     $0.00

       79 Net Yield                                                                                         1.78%

          A.P.R. of Trust Contracts
       80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                14.54%
       81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period            14.58%


          Credit Losses
       82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                               $11,270.85
       83 Recoveries during Collection Period  (10+11-12)                                               8,099.05

       84 Net Credit Losses during Collection Period   (82-83)                                         $3,171.80

       85 Cumulative Net Credit Losses                                                                 $3,171.80
       86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                0.00%

       87 Net Charge-off Percentage - Current Collection Period - (Annualized)                              0.03%
       88 Charge-off Percentage -  Average of last 3 Collection Periods                                     0.03%

       89 Repos in Inventory delinquent 30 to 60 days ($)                                                  $0.00
       90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days0.10%
       91 Delinquency Percentage  (3 month rolling avg)                                                     0.03%

       92 Remaining Weighted Average Maturity (Months)                                                     53.1






          I certify that the computations reflected above for the collection 30-Sep-96ded are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated September 1, 1996.

                       DON DUFFY            October 15, 1996
          By :   ___________________________Date:_________________

          Name: Don Duffy
          Title:  Executive Vice President